*Van Kampen Funds that are Managed or Sub-Advised by Morgan Stanley Dean
 Witter Investment Management ("MSDWIM") Inc.
17a-7 TRANSACTIONS (FUND TRADES WITH AFFILIATES)

April 1, 2000 through June 30, 2000

TRANSACTION			SHARES/		LOCAL				US$
DATE	       SECURITY		PAR		PRICE		CURRENCY	VALUE		SELLER
												BUYER



04/17/00 	Nordic Baltic   2,390 		56.5000 	SK		$15,487		VK Intl Magnum Fund
												MSDW Variable European Growth

04/27/00 	Ase Test Ltd	3,700 		28.5000 	US	 	105,450		VK Asain Growth Fund
												MSDW Asia - Pacific Fund Inc

05/05/00 	Amp Limited	700 		15.3000 	AU		6,357		Pacific Mutual Magnum
												VK Intl Magnum Fund

05/05/00 	Broken Hil Prty 550 		17.5200 	AU		5,720		Pacific Mutual Magnum
												VK Intl Magnum Fund

05/05/00 	Coca-Cola Amatl 700 		4.1900 		AU		1,741		Pacific Mutual Magnum
												VK Intl Magnum Fund

05/05/00 	Coca-Cola Amatl 1,000 		4.1900 		AU		2,487		Mannheim Trust
												VK Intl Magnum Fund

05/05/00 	CSL Limited	150 		21.0000 	AU		1,870		Ronald Family Trust A
												VK Intl Magnum Fund

05/05/00 	Macquarie Corp. 1,700 		2.0500 		AU		2,069		MSDW Asia-Pacific Fund Inc
												VK Intl Magnum Fund

05/05/00 	Fosters Brewing 2,200 		4.3800 		AU		5,720		MSDWIF International Magnum
												VK International Magnum Fund

05/05/00 	News Corp.	6,750 		21.2000 	AU		84,944 		Pacific Mutual Magnum
												VK Intl Magnum Fund

05/05/00 	Rio Tinto LtD	250 		27.5670 	AU		4,091 		Mannheim Trust
												VK Intl Magnum Fund

05/08/00 	Sembawang M&L	1,000 		11.0000 	US		6,385 		New England Zenith Fund
												VK Intl Magnum Fund

05/08/00 	United Overseas 2,000 		11.7000 	SGD		13,582 		Pacific Mutual Magnum
												VK Intl Magnum Fund

05/18/00 	Nestle SA	15 		3,210.0000 	CHF		27,708 		Van Kampen Global Equity Fund
												VK Tax Managed Gl Franchise Fd

06/07/00 	Advanced Info 	200 		490.0000 	THB		2,513 		Van Kampen Asain Growth Fund
												MSDWUF Asian Equity Portfolio

06/07/00 	Advanced Info 	600 		490.0000 	THB		7,539 		Van Kampen Asain Growth Fund
												MSDWIF Asian Equity Portfolio

06/07/00 	Advanced Info 	1,100 		490.0000 	THB		13,822 		Van Kampen Asain Growth Fund
												MSDW SICAV Emerging Mkts Eq Fd

06/07/00 	Advanced Info 	2,800 		490.0000 	THB		35,184 		Van Kampen Asain Growth Fund
												Leopard

06/07/00 	Advanced Info   3,600 		490.0000 	THB		45,237 		Van Kampen Asain Growth Fund
												MSDW SICAV Asian Equity Fund

06/07/00 	Bec World PLC 	2,300 		230.0000 	THB		13,566 		Van Kampen Asain Growth Fund
												MSDW SICAV Emerging Mkts Eq Fd

06/08/00 	City Develop.	3,000 		7.5000 		SGD		13,059 		MSDWIF International Magnum
												Van Kampen Intl Magnum Fund

06/08/00 	Sembawang M&L	1,000 		11.0000 	SGD		6,385 		MSDWIF International Magnum
												Van Kampen Intl Magnum Fund

06/08/00 	SingaporePr.Hngs1,000 		30.7000 	SGD		17,819 		Van Kampen Intl Magnum Fund
												MSDWIF International Magnum

06/29/00 	HK Land Ltd	4,000 		1.6100 		US		6,440 		Van Kampen Asain Growth Fund
												Leopard


AU -Australian Dollar
CHF -Swiss Franc
SGD -Singapore Dollar
SK - Sweden Krona
THB -Thai Baht
US - United States Dollar


*VAN KAMPEN SERIES FUND, INC.
*VAN KAMPEN LIFE INVESTMENT TRUST GLOBAL EQUITY FUND
*VAN KAMPEN LIFE INVESTMENT TRUST MORGAN STANLEY
REAL ESTATE
SECURITIES FUND
*VAN KAMPEN REAL ESTATE SECURITIES FUND
*VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND